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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  June 12, 1997
                                                --------------------------------


                                  BTG, INC.
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             (Exact name of registrant as specified in its charter)




             Virginia                000-25094               54-1194161
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(State or other jurisdiction        (Commission             (IRS Employer
         of incorporation)           File No.)           Identification No.)



3877 Fairfax Ridge Road, Fairfax, Virginia                       22030
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(Address of principal executive offices)                       (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 383-8000



                               Not applicable
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         (Former name or former address, if changed since last report)

                         Exhibit Index on Page:    4
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                         Total Number of Pages:
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Item 2.          Acquisition or Disposition of Assets.

                 On June 12, 1997, BTG, Inc. (the "Company") acquired all of the outstanding capital stock of Nations, Inc. ("Nations") from John Pla and George
J. Holly III for a total purchase price of $10 million in cash pursuant to a Stock Purchase Agreement dated May 22, 1997 (a copy of which is attached as Exhibit 2 hereto). Nations provides software and systems engineering services from its headquarters in Tinton Falls, New Jersey and other locations, and its largest clients include the U.S. Army and the U.S. Marine Corps. The Company intends for Nations to continue to provide such services.

                 The Company financed its acquisition of Nations with funds available under the $85.0 million secured revolving credit facility provided to the Company by NationsBank, N.A., Fleet Capital Corporation and Signet Bank, N.A.

                 There is no material relationship between Mr. Pla or Mr. Holly and the Company or any of its affiliates, any director or officer of the Company or any of their associates. The purchase price under the Stock Purchase Agreement was determined as a result of arms-length negotiations between the Company and the sellers.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                 (a)      Financial Statements of Business Acquired.

                 It is not practicable to provide the required financial statements for Nations at this time. The statements will be filed as soon as they are prepared and not later than August 22, 1997.

                 (b)      Pro Forma Financial Information.

                 It is not practicable to provide the required pro forma financial statements for the Company at this time. The statements will be filed as soon as they are prepared and not later than August 22, 1997.

                 (c)      Exhibits.

2 Stock Purchase Agreement by and among BTG, Inc., Nations, Inc., John Pla and George J. Holly III, dated as of May 22, 1997

99               Press Release dated June 16, 1997





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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BTG, INC.

Date:  June 27, 1997          By:/s/ Edward H. Bersoff
                                 -----------------------------------------------
                              Edward H. Bersoff
                              Chairman of the Board, Chief Executive Officer
                              and President

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                                 EXHIBIT INDEX


Exhibit No.          Description
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
2                    Stock Purchase Agreement by and among BTG, Inc., Nations, Inc.,
                     John Pla and George J. Holly III, dated as of May 22, 1997

99                   Press Release dated June 16, 1997